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                                                                    EXHIBIT 99.2




                                CERTIFICATION OF

                             CHIEF FINANCIAL OFFICER



             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                    SS. 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of The Midland Company (the "Company") on Form 10-Q for the period ending September 30, 2002 (the "Report"), I, John I. Von Lehman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ John I. Von Lehman
-------------------------------------
John I. Von Lehman
Executive Vice President,
Chief Financial Officer and Secretary

November 8, 2002